Exhibit 10.1


$1,000,000 (Principal Amount "Principal")                           JUNE 8, 1998

                      Floating Rate Debenture ("Debenture")

         On JANUARY 8, 2001 as hereinafter provided, THE FINANCE COMPANY for value received (being money borrowed), does hereby promise to pay to

                         VOYAGER LIFE INSURANCE COMPANY
                         or order, the Principal sum of

$1,000,000 Dollars and to pay interest, which will accrue from date funds are advanced and will be payable quarterly on each January 1, April 1, July 1, and October 1, at the rate herein stated through the end of the calendar quarter in which this Debenture is issued, and quarterly thereafter, until the Principal hereof shall have been fully paid, at a rate per annum 1% percent (100 basis points) above the prime commercial lending rate as published in the Wall Street Journal on the last business day immediately preceding the beginning of the calendar quarter-annual interest payment period for which such rate will apply; but at no time shall said rate be lower than 8% or higher than 12% per annum during the term of this Debenture. The Principal and interest shall be payable at the Administrative Office of VOYAGER LIFE INSURANCE (hereinafter "Voyager") in currency of the United States of America as shall be at the time of payment legal tender for the payment of public and private debts. Each payment will be applied first to interest computed to the date of payment, with the remainder applied to Principal. Voyager may collect interest from and after maturity upon the unpaid Principal balance at either the maximum rate permitted by the then applicable law or the rate of interest prevailing under this Debenture.

         The Borrower may request an extension of this Debenture, provided that the Borrower is not in default hereunder in the payment of any interest or in the performance of any of the other covenants contained herein. Any such request shall be made not less than 60 days prior to maturity and shall certify to Voyager that no default exists hereunder. Voyager may make such an extension in its sole discretion and any extension to be valid must be issued in writing by Voyager and executed by Borrower.

         Borrower may prepay this Debenture in whole or in part at anytime without penalty including all interest accrued until date of pre-payment. Interest will continue to accrue on any remaining Principal then outstanding.


         The Borrower covenants and agrees that, so long as any portion of this debenture remains unpaid, the Borrower:

             (a) will not pay or permit any subsidiary corporation to pay any extraordinary dividends except out of current earnings or make any distributions in liquidation;

         (b) will not materially change the business principles and practices of the Borrower, or any subsidiary or affiliated corporations, but will continue the same along the same general line of business as is now conducted by them;

         (c) will not materially suffer nor permit reduction or diminution of its net worth as per financial statements which includes stockholder indebtedness:


         (d) will not sell its business without paying off the outstanding indebtedness out of the proceeds of the sale ("due on sale");


         (e) will furnish to Voyager, financial statements at the end of each three months fiscal period and each fiscal year. The Financial statements will contain a balance sheet of the Borrower at the end of such fiscal period and fiscal year, and income and surplus statement of the Borrower, an agings report which provides a breakdown of 1-30, 31-60, 61-90, 90+ delinquent accounts both in total number of accounts for each catagory and total dollar amount, amount charged off for the period, and reserve amount, beginning from the first day of such fiscal period or fiscal year and ending on the date of such balance sheet, which will contain a certification of the Borrower or any of its executive officers that to the best of his knowledge, information, and belief the same is accurate and correct, and that he has no knowledge of any inaccuracy in the records of the Borrower, or any action or of any omission which would constitute a default hereunder. Voyager at its option may require reviewed financial statements;

Borrower will be in default herein if:

   i. Borrower does not make any scheduled payment on time (time is of the essence in this Debenture);


  ii. Borrower is (or any other person puts Borrower) in bankruptcy, insolvency or receivership;


 iii. Any of Borrower's creditors attempt by legal process to take and keep any material property of Borrower, including the property securing this Debenture;


 iv. Borrower fails to fulfill any covenant, representation, warranty or other promise made under this Agreement;


  v. Borrower ceases writing credit insurance business with Voyager or Voyager terminates Borrowers Agency Agreement with it for cause;

 vi.     Borrower  is in default under any other Agreement with Voyager; or

vii. Borrower is in default with respect to any indebtedness that is senior to this Debenture.

Borrower defaults, and if such default is not cured within thirty (30) days of written notice by certified mail, return receipt requested, of such default, Voyager may require Borrower to repay the entire unpaid Principal balance and any accrued interest at once. Voyager's failure to exercise or delay in exercising any of its rights when default occurs does not constitute a waiver of those or any other rights under this Debenture. Voyager may exercise its option to accelerate during any default by Borrower regardless of any prior forbearance. If default is made under this Debenture, as above provided, and if after default the same is referred to an attorney for collection, Borrower promises to pay all costs of collection, including a reasonable attorney's fee. Borrower hereby consents to the jurisdiction of the Courts of the State of Texas, should enforcement of the Debenture be necessary.

         If Borrower fails to pay any scheduled payment within (10) days of its due date, Borrower agrees to pay a late charge not to exceed 5 percent of the unpaid portion of the payment due. Voyager may, at its option, waive any late charge or portion thereof without waiving its right to require a late charge with regard to any other late payment. Any funds received as payment hereunder shall become the property of Voyager.

This Debenture may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the Borrower and by an authorized officer of Voyager.

         IN WITNESS WHEREOF, the said Borrower has caused this Debenture to be signed in his name or in its name by its President, attested by its Secretary, and its corporate seal to be affixed the day and year first.

WITNESSES                                                              BORROWER





-------------------------------          ------------------------------
                                                (Signature)



-------------------------------          --------------------------------
                                             (Print name and title)


Signed and sealed ____ day of _____________, 19___.

-------------------------------
Secretary

Corporate Seal

                               SECURITY AGREEMENT
                                  June 8, 1998

THE FINANCE COMPANY ( the Borrower ), and VOYAGER LIFE INSURANCE (the Secured Party) agrees as follows:

      1. Security Interest. In consideration of any extension of credit heretofore or hereafter made by the Secured Party to THE FINANCE COMPANY (hereinafter "the Borrower"), the Borrower and additional Pledgors hereby pledges to the Secured Party and gives the Secured Party a security interest (the Security Interest) in the following described property and in all increases and profits from them, in all substitutions for them in all proceeds of them in any form(the Collateral):

                      Credit Insurance Commissions Payable
                       and Contingent Compensation Credit


      2. Indebtedness Secured. The Security Interest secures payment of all indebtedness of every kind owing by the Borrower to the Secured Party whether now existing or hereafter incurred, direct or indirect, and whether the indebtedness is from time to time reduced, thereafter increased, or entirely extinguished and immediately thereafter reincurred(the Indebtedness). The Indebtedness includes the Debenture dated of even date herewith and any other sums advanced and any expenses incurred by the Secured Party pursuant to this agreement.


      3. Warranties of Borrower. Borrower represents and warrants and so long as the Indebtedness remains unpaid, Borrower shall be deemed continuously to represent and warrant that (a) each instrument constituting Collateral is genuine and is in all respects what it purports to be; (b) Borrower is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest: and (c) Borrower is authorized to enter into this Security Agreement.


      4. Covenants of Borrower.So long as any of the Indebtedness remains unpaid, the Borrower: (a) will defend the Collateral against the claims of all persons; (b) will keep the Collateral free and clear from all security interests or other encumbrances except the Security Interest (c) will not assign, sell, transfer, deliver, or otherwise dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; (d) will notify the Secured Party promptly in writing of any change in the Borrower's address; and (e) will pay all taxes, assessments, and other charges of every nature which may be levied or assessed against the Collateral.

      5. Default.

            (a) Any of the following events or conditions shall constitute an event of default under this Security Agreement and the Indebtedness: (i) non-payment when due whether by acceleration or otherwise of the principal of or the interest on any Indebtedness, including the Debenture dated of even date herewith, time being of the essence, or failure by the Borrower to perform any obligations under this agreement or any other agreement between the Borrower and the Secured Party; (ii) filing by or against the Borrower of a petition in bankruptcy or for reorganization under the Bankruptcy Act or for an arrangement under the Bankruptcy Act; (iii) making a general assignment by the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or for any of the Borrower's assets; or the institution by or against the Borrower of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of the Borrower; (iv) the default or non-payment of any indebtedness that is senior to the Indebtedness or to this agreement; (v) the occurrence of any event described in paragraph 5(a)(i),(ii),(iii), or (iv) hereof with respect to any endorser or guarantor or any party liable for payment of any Indebtedness; or (vi) material falsity in any certificate, statement, representation, warranty, or audit at any time furnished to the Secured Party by or on behalf of the Borrower or any endorser or guarantor or any other party liable for payment of any Indebtedness pursuant to or in connection with Security Agreement or otherwise (including warranties in this agreement) and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty, or audit furnished to the Secured Party.

            (b) Upon the happening of any event of default the Borrower has a right to cure within thirty (30) days of written notice by certified mail, return receipt requested.

            (c) Upon the happening of any event of default the Secured Party's rights with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and any other applicable law. The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Borrower and the Secured Party. If requested by the Secured Party, the Borrower will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

            (d) The Borrower agrees that any notice by the Secured Party of the sale or disposition of collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Borrower if the notice is mailed by certified mail, return receipt requested, at least thirty (30) days before the action to the Borrower's address as specified in this agreement or any other address which the Borrower has specified in writing to the Secured Party as the address to which notices shall be given to the Borrower.

            (e) If the Borrower defaults, and if such is not cured within thirty
(30) days of written notice by certified mail, return receipt requested, of such default, the Secured Party may require Borrower to repay the entire unpaid Principal balance and any accrued interest at once. The Borrower shall pay all costs and expenses incurred by Secured Party in enforcing this Security Agreement, realizing upon any Collateral and collecting any indebtedness, including a reasonable attorney's fee whether suit is brought or not.


      6. Miscellaneous.

            (a) No delay or omission by the Secured Party in exercising any right hereunder with respect to any indebtedness shall operate as a waiver of that or any other right, and no single right, and no single or partial exercise of any right shall preclude the Secured Party from any other or further exercise of that right or the exercise of any other right or remedy. The Secured Party may cure any default by the Borrower in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of the Secured Party under this Security Agreement and under the Uniform Commercial Code shall be deemed cumulative.

            (b) The terms "Secured Party" and "Borrower" as used in this Security Agreement include the successors and assigns of those parties.

            (c) If more than one Borrower executes this Security Agreement, the term "Borrower" includes each of the debtors as well as all of them, and their obligations under this Security Agreement shall be joint and several.

            (d) It is expressly understood and agreed that the provisions of this Security Agreement shall be sufficient to create a security interest under the Uniform Commercial Code, and no further agreements shall be required unless requested by the Secured Party.

            (e) This Security Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the Borrower and by an authorized officer of the Secured Party.

            (f) The Security Agreement shall be governed by the laws of the State Texas and shall be construed under the Uniform Commercial Code and any other applicable laws in effect from time to time.

            (g) This Security Agreement is a continuing agreement which shall remain in force until the Secured Party shall actually receive written notice of its termination and thereafter, until all of the Indebtedness contracted for or created before receipt of the notice and any extensions or renewals of the Indebtedness (whether made before or after receipt of the notice) together with all interest thereon both before and after the notice shall be paid in full.






                               THE FINANCE COMPANY


Attest:____________________   By:_________________________
                              (Signature)

                              ----------------------------
                              (Name / Typed or Printed)




                              VOYAGER LIFE INSURANCE CO.


Attest:____________________   By:_________________________
                              (Signature)

                              DAVA S. CARSON
                              --------------
                              (Name / Typed or Printed)

                              Title:  Sr.Vice President/Chief Finance Officer
                                      ---------------------------------------
                              Date:________________________